October 31, 2001

Transwestern Pipeline Company
1111 South 103rd Street
Omaha, NE
68124-1000

Attention:  Rod Hayslett,
            Managing Director and Chief Financial Officer

                 $550 MILLION 364-DAY REVOLVING CREDIT FACILITY
                                COMMITMENT LETTER

Ladies and Gentlemen:

Each of Citibank, N.A. ("Citibank") and The Chase Manhattan Bank ("Chase") is pleased to inform Transwestern Pipeline Company (the "Borrower") of its several commitment to provide the Borrower up to, in the case of Citibank, $330 million and, in the case of Chase, $220 million of a $550 million 364-day revolving credit facility (the "Facility") and to act as a Co-Administrative Agent for the Facility, in each case subject to the terms and conditions of this letter and the attached Annex I (collectively, and together with the Fee Letter referred to below, this "Commitment Letter"). Also, Citibank is pleased to inform the Borrower of its commitment to act as the Paying Agent for the Facility, subject to the terms and conditions of this Commitment Letter. In addition, Salomon Smith Barney Inc. ("SSBI") and J.P. Morgan Securities Inc. ("JP Morgan"), are pleased to inform the Borrower that they may arrange a syndicate of lenders (the "Lenders") of the Facility after the closing of the Facility, subject to the terms and conditions of this Commitment Letter.

Section 1. Conditions Precedent. Each of the respective commitments and agreements above of Citibank, SSBI, Chase and JP Morgan hereunder is subject to:
(i) the preparation, execution and delivery of mutually acceptable loan documentation (the "Operative Documents"); (ii) the absence of (A) any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its subsidiaries, taken as a whole, since December 31, 2000, (B) except as publicly disclosed or disclosed in writing to Citibank, SSBI, Chase and JP Morgan before the execution of this Commitment Letter, a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Enron Corp. and its subsidiaries, taken as a whole, since December 31, 2000, and
(C) any circumstance, change or condition (including the continuation of any existing condition) in the loan syndication, financial or capital markets generally that, in the judgment of SSBI, Citibank, JP Morgan, or Chase, would materially impair syndication of the Facility; (iii) the accuracy and completeness in all material respects, as set forth in Article 8, of all representations that the Borrower and Enron Corp. make to Citibank, SSBI, Chase or JP Morgan and all information that the Borrower and Enron Corp. furnish to Citibank, SSBI, Chase or JP Morgan and the Borrower's and Enron Corp.'s compliance with the terms of this Commitment Letter; (iv) completion of due diligence with results satisfactory to Citibank, SSBI, Chase, and JP Morgan, including, without limitation, with respect to Enron Corp. and the Borrower and their respective subsidiaries and affiliates; (v) receipt of a review report from Arthur Andersen on the Borrower's third quarter 2001 unaudited financial statements satisfactory to Citibank, SSBI, Chase and JP Morgan; (vi) receipt of documentation satisfactory to Citibank, SSBI, Chase and JP Morgan whereby the Borrower assumes approximately $135,000,000 of the obligations under the Citibank, N.A. $250,000,000 prepayment transaction with Enron Corp. or one of its subsidiaries ("Assumption Documents"); (vii) the Borrower's issuance of, or the transfer by its shareholder of, a to be determined amount of the Borrower's capital stock to a trust the beneficiary of which is the Paying Agent and the amendment of the Borrower's certificate of incorporation to provide that a voluntary bankruptcy petition for the Borrower may only be approved by a vote of all the Borrower's shareholders pursuant to documents satisfactory to Citibank, SSBI, Chase and JP Morgan ("Corporate Amendment Documents"); (viii) an opinion from Borrower's counsel with respect to the enforceability of the Assumption Documents and the Corporate Amendment Documents; (ix) satisfaction of the conditions to Closing set forth in Annex I; and (x) the payment in full of all fees, expenses and other amounts payable under this Commitment Letter.

Section 2. Commitment Termination. Each of the respective commitments of Citibank, SSBI, Chase and JP Morgan hereunder will terminate on the earlier of
(a) the date the Operative Documents become effective, and (b) November 16, 2001. Before such date, each of Citibank, SSBI, Chase, and JP Morgan may terminate its commitment hereunder if any event occurs or information becomes available that, in its reasonable judgment, results or is reasonably likely to result in the failure to satisfy any condition set forth in Section 1.

Section 3. Syndication. Subject to the Borrower's acceptance of the Lenders, SSBI and JP Morgan will manage all aspects of the syndication of the Facility in consultation with the Borrower, including the timing of all offers to potential Lenders, the determination of the amounts offered to potential Lenders, the acceptance of commitments of the Lenders and the compensation to be provided to the Lenders.

Each of the Borrower and Enron Corp. shall actively assist SSBI and JP Morgan in forming a syndicate acceptable to SSBI and JP Morgan. The Borrower's and Enron Corp.'s assistance in forming such a syndicate shall include but not be limited to (i) making senior management and representatives of the Borrower and Enron Corp. available to participate in information meetings with potential Lenders, if required, at such times and places as SSBI and JP Morgan may reasonably request; (ii) using the Borrower's and Enron Corp.'s commercially reasonable efforts to ensure that the syndication efforts benefit from the Borrower's and Enron Corp.'s existing lending relationships; and (iii) providing SSBI and JP Morgan with all information reasonably deemed necessary by SSBI or JP Morgan in connection with the syndication process.

To ensure an effective syndication of the Facility, each of the Borrower and Enron Corp. agrees that, until the termination of the syndication (as determined by SSBI and JP Morgan), neither the Borrower nor Enron Corp. will or will permit any of Enron Corp.'s 90% or greater directly or indirectly owned subsidiaries to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt security (including any renewals thereof) in the commercial bank market, without the prior written consent of SSBI and JP Morgan; provided, however, that the foregoing shall not limit (i) Enron Corp. and its subsidiaries' ability to issue commercial paper, other short-term debt programs currently in place, equity or public debt securities, (ii) Northern Natural Gas Company's ability to enter into a loan facility with Citibank and Chase, or (iii)(A) the Florida Gas Transmission Company's ability to enter into a $210,000,000 bank credit facility, (B) the Wessex Water Services' ability to enter into a 40 million pounds sterling index linked private placement, (C) Azurix Europe Limited's ability to enter into a 425 million pounds sterling revolving credit facility,
(D) Elektro's ability to enter into a R$180 million bond issue, and (E) increases in existing accounts receivable and working capital facilities and entering into new accounts receivable and working capital facilities that are limited solely to those purposes.

Citibank and Chase will act as the sole Co-Administrative Agents for the Facility, Citibank will act as sole Paying Agent for the Facility, and SSBI and JP Morgan will act as sole arrangers for the Facility. No additional agents, co-agents or arrangers will be appointed, or other titles conferred, without the consent of Citibank, SSBI, Chase, JP Morgan and the Borrower.

Section 4. Fees. In addition to the fees described in Annex I, the Borrower shall pay the non-refundable fees set forth in that certain letter agreement dated the date hereof (the "Fee Letter") among the Borrower, Citibank, SSBI, Chase and JP Morgan. The terms of the Fee Letter are an integral part of the respective commitments of Citibank, SSBI, Chase and JP Morgan hereunder and constitute part of this Commitment Letter for all purposes hereof.

Section 5. Indemnification. Each of the Borrower and Enron Corp. shall indemnify and hold harmless SSBI, JP Morgan, Citibank, Chase, and each of their respective affiliates and each of their respective officers, directors, employees, agents, advisors and representatives (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and reasonable out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) (collectively, "Losses"), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with any investigation, litigation or proceeding or the preparation of a defense in connection therewith), in each case arising out of or in connection with or by reason of this Commitment Letter or the transactions contemplated hereby or thereby or any actual or proposed use of any proceeds or any letter of credit under the Facility, except to the extent such Losses resulted from the loss of anticipated profits or such Indemnified Party's gross negligence or willful misconduct or from a claim asserted by another Indemnified Party. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or Enron Corp., any of its directors, security holders or creditors, or any other person (other than an Indemnified Party) or whether or not an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.

No Indemnified Party shall have any liability (whether in contract, tort or otherwise) to the Borrower or Enron Corp. or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) resulting from such Indemnified Party's gross negligence or willful misconduct. Except as set forth in the next succeeding sentence, neither the Borrower nor Enron Corp. shall have any liability to any Indemnified Party (whether in contract, tort or otherwise) in connection with the Facility for punitive, exemplary or treble damages. If (a) an Indemnified Party is required to pay damages of the type specified in the preceding sentence to another person (that is not an Indemnified Party), and (b) such Indemnified Party would be entitled to indemnification under this Section 5 but for the limitation set forth in the preceding sentence, then the Indemnified Party shall nonetheless be entitled to indemnification for such Losses.

The foregoing provisions of this Section 5 apply to Losses resulting from events occurring prior to the closing of the Facility. From and after the closing of the Facility, the indemnification provisions of the Operative Documents shall be applicable.

Section 6. Costs and Expenses. Promptly following demand, the Borrower shall pay, or reimburse Citibank, SSBI, Chase and JP Morgan (as the case may be) for, all reasonable out-of-pocket costs and expenses incurred by Citibank, SSBI, Chase or JP Morgan (whether incurred on, before or after the date hereof) in connection with the Facility and the preparation, negotiation, execution and delivery of this Commitment Letter, including the reasonable fees and expenses of Bracewell & Patterson, L.L.P., Davis, Polk & Wardwell, and Shearman & Sterling and any reasonably required local counsel, in each case incurred on or before the closing date of the Facility, regardless of whether any of the transactions contemplated hereby are consummated. The Borrower shall also pay all reasonable out-of-pocket costs and expenses of Citibank, SSBI, Chase and JP Morgan, as the case may be (including, without limitation, the reasonable fees and disbursements of counsel), incurred in connection with the enforcement of any of its rights and remedies hereunder.

Section 7. Confidentiality. By accepting delivery of this Commitment Letter, each of the Borrower and Enron Corp. agrees that this Commitment Letter is for the Borrower's and Enron Corp.'s confidential use only and that neither its existence nor the terms hereof will be disclosed by the Borrower or Enron Corp. to any person other than the Borrower's and Enron Corp.'s officers, directors, employees, accountants, attorneys and other consultants or advisors, and then only on a confidential and "need to know" basis in connection with the transactions contemplated hereby; provided, however, that each of the Borrower and Enron Corp. may make such other public disclosures of the terms and conditions hereof as the Borrower is required by law or regulation, in the opinion of the Borrower's or Enron Corp.'s counsel, to make (including, without limitation, in response to any subpoena or court order) and each of the Borrower and Enron Corp. may make disclosure hereof in response to a request of any governmental authority having jurisdiction over the Borrower or Enron Corp., as the case may be, and Enron may make a disclosure hereof (except for the Fee Letter) in any form 8K filing with the SEC. Notwithstanding the foregoing, each of the Borrower and Enron Corp. may disclose the Commitment Letter (except for the Fee Letter) after the date that is two years from the date hereof.

Section 8. Representations and Warranties. Each of the Borrower, for itself only, and Enron Corp. represents and warrants that (i) all information (other than projections) that has been or will hereafter be made available to Citibank, SSBI, Chase, JP Morgan, any other Lender or any potential Lender by the Borrower or Enron Corp. or any of its representatives and that is included in any information memo or similar document pertaining to the Facility is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made and (ii) all projections, if any, that have been or will be prepared by the Borrower or Enron Corp. and made available to Citibank, SSBI, Chase, JP Morgan, any other Lender or any potential Lender in connection with the Facility have been or will be prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's or Enron Corp.'s control, and that no assurance can be given that the projections will be realized). Each of the Borrower and Enron Corp. agrees to supplement the information and projections from time to time until the earlier of the date the Operative Documents become effective and December 31, 2001, so that the representations and warranties contained in this paragraph remain correct.

In providing this Commitment Letter, each of Citibank, SSBI, Chase and JP Morgan is relying on the accuracy of the information furnished to it by or on behalf of the Borrower or Enron Corp. or any of its representatives or affiliates without independent verification thereof.

Section 9. No Third Party Reliance, Etc. The agreements of each of Citibank, SSBI, Chase and JP Morgan hereunder and of any other Lender that issues a commitment to provide financing under the Facility are made solely for the benefit of the Borrower and may not be relied upon or enforced by any other person. Please note that those matters that are not covered or made clear herein are subject to mutual agreement of the parties. Except as provided in the Operative Documents, no party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of each of the other parties hereto. This Commitment Letter may not be amended or modified except in a written agreement signed by all parties hereto. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto.

The Borrower and Enron Corp. should be aware that Citibank, SSBI, Chase, JP Morgan and/or one or more of their respective affiliates may be providing financing or other services to parties whose interests may conflict with the Borrower's or Enron Corp.'s interests. Consistent with the longstanding policy of Citibank, SSBI, Chase and JP Morgan to hold in confidence the affairs of its customers, neither Citibank, SSBI, Chase, JP Morgan nor any of their respective affiliates will furnish confidential information obtained from the Borrower or Enron Corp. to any of their other customers. Furthermore, neither Citibank, SSBI, Chase, JP Morgan nor any of their respective affiliates will make available to the Borrower or Enron Corp. confidential information that Citibank, SSBI, Chase, JP Morgan or any such affiliate obtained or may obtain from any other customer.

Section 10. Governing Law, Etc. This Commitment Letter shall be governed by, and construed in accordance with, the law of the State of New York. This Commitment Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Commitment Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Commitment Letter. Delivery of an executed counterpart of a signature page to this Commitment Letter by telecopier shall be as effective as delivery of an original executed counterpart of this Commitment Letter. Sections 3 through 7 and 10 hereof shall survive the termination of any commitment hereunder. Each party to this Commitment letter hereby irrevocably waive any right it may have to a jury trial and, to the fullest extent it may effectively do so under applicable law, (i) each of the parties hereto hereby irrevocably and unconditionally to the non-exclusive jurisdiction of the Supreme Court of the State of New York, Commercial Division, Civil Branch sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any appeal thereof, in any action or proceeding arising out of or relating to this Commitment Letter or the Fee Letter or any other instrument or document furnished pursuant hereto or in connection herewith or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (ii) each of the parties hereto hereby irrevocably and unconditionally waives the defense of an inconvenient forum to the maintenance of such action or proceeding and any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any such court; (iii) the Borrower hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to the Borrower at its address specified above; and (iv) each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Please indicate the Borrower's and Enron Corp.'s acceptance of the provisions hereof by signing the enclosed copy of this Commitment Letter and the Fee Letter and returning them to Chris Lyons, Salomon Smith Barney Inc., 1200 Smith Street, Suite 2000, Houston, Texas 77002 (fax: 713 654-2849) and to George Serice, J.P. Morgan Securities Inc., 700 Travis Street, 20th Floor, Houston, Texas 77002 (fax: 713 216-4583) at or before 5 p.m. (Houston time) on October 31, 2001, the time at which the respective commitments hereunder of Citibank, SSBI, Chase and JP Morgan (if not so accepted prior thereto) will terminate.

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If the Borrower and Enron Corp. elect to deliver this Commitment Letter by telecopier, please arrange for the executed original to follow by next-day courier.

Very truly yours,

SALOMON SMITH BARNEY INC.



By:
   -----------------------------------------
  Name:
  Title:

CITIBANK, N.A.



By:
   -----------------------------------------
  Name:
  Title:

THE CHASE MANHATTAN BANK



By:
   -----------------------------------------
  Name:
  Title:

J.P. MORGAN SECURITIES INC.



By:
   -----------------------------------------
  Name:
  Title:

ACCEPTED AND AGREED on October 31, 2001:

TRANSWESTERN PIPELINE COMPANY


By:
   -----------------------------------------
  Name:
  Title:

ENRON CORP.


By:
   -----------------------------------------
  Name:
  Title: